UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2010

BOSTON PROPERTIES LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware	0-50209	04-3372948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street, Suite 1900, Boston, Massachusetts 02199-8103

(Address of principal executive offices) (Zip Code)

(617) 236-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2010, the Board of Directors (the “Board”) of Boston Properties, Inc. (the “Company”), the sole general partner of Boston Properties Limited Partnership, appointed Douglas T. Linde to serve as a Class III Director of the Company until the Company’s 2012 annual meeting of stockholders and until his respective successor is duly elected and qualified or until his earlier resignation or removal. The appointment of Mr. D. Linde to the Board fills the vacancy on the Board resulting from the recent passing of Edward H. Linde. Douglas T. Linde also currently serves as President of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON PROPERTIES LIMITED PARTNERSHIP

By: Boston Properties, Inc., its General Partner

Date: January 22, 2010	By:	/S/ MICHAEL E. LABELLE
	Name:	Michael E. LaBelle
	Title:	Senior Vice President, Chief Financial
Officer & Treasurer